Building a Fully Integrated Biopharmaceutical Company August 14, 2012 Exhibit 99.1

Forward Looking Statements

• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
• These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include those regarding the expectation that Infinity will begin a Phase 2a study of IPI-145 in patients with rheumatoid arthritis during the fourth quarter of 2012, the expectation that Infinity’s Phase 1 trial of IPI-145 in patients with advanced hematologic malignancies will expand to additional cohorts (T-cell lymphomas, diffuse large B-cell lymphoma, acute lymphocytic leukemia and myeloproliferative neoplasms) once the maximum tolerated dose is determined, the expectation that Infinity will present data from its Phase 1 trial of IPI-145 in patients with advanced hematologic malignancies in the second half of 2012, the expectation that Infinity will present additional details from its Phase 1 study in healthy volunteers at a medical meeting in the second half of 2012, the expectation that enrollment of the trial evaluating retaspimycin HCl and docetaxel will complete this fall and that Infinity will report data from this trial in the first half of 2013, the expectation that Infinity will present top-line data from the dose escalation portion of its Phase 1b/2 trial evaluating retaspimycin HCl and everolimus, potential first-in-class and best-in-class opportunities, market size projections, the expectation that Infinity will receive $27.5 million from the planned equity investment by Purdue Pharma L.P. and the expectation that Infinity’s cash runway will extend into 2014.
• For example, there can be no guarantee that Infinity will be able to complete the transactions contemplated in the securities purchase agreement with Purdue Pharma L.P. and certain associated entities, that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases or that development of any of Infinity’s product candidates will continue. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Management’s expectations could also be affected by risks and uncertainties relating to: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Infinity’s ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities; development of agents by Infinity’s competitors for diseases in which Infinity is currently developing its product candidates; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk Factors” included in
Infinity’s quarterly report on Form 10-Q for the quarter ended June 30, 2012, filed with the Securities and Exchange Commission on August 7,
2012.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Building a Fully Integrated
Biopharmaceutical Company
Focused
pipeline
Near-term
value
inflection
points
Global rights
to all products
Substantial
market
opportunities

Sustainable Model for Value Creation

Pipeline with Multiple Near-Term Data
Readouts

1H’12 1H’13 2H’13 2H’12
PI3K: IPI-145
NSCLC (mKRAS)
NSCLC (Heavy smokers)
Hematologic Malignancies
2012 2013
2014+
Hsp90: Retaspimycin HCl
Asthma
Rheumatoid arthritis
Randomized, double-blind, placebo-controlled trial
Data
Phase 2
Data
Phase 1
Data
Phase 2a
Phase 2a
Phase 1b/2

Pipeline with Multiple Near-Term Data
Readouts

1H’12 1H’13 2H’13 2H’12
PI3K: IPI-145
NSCLC (mKRAS)
NSCLC (Heavy smokers)
Hematologic Malignancies
2012 2013
2014+
Hsp90: Retaspimycin HCl
Asthma
Rheumatoid arthritis
Randomized, double-blind, placebo-controlled trial
Phase 3
Phase 3
Data
Data
Expansions >>> Phase 2
Data
Phase 2
Phase 2
Next step and approximate timing, if data are positive.
Phase 1
Phase 1b/2
Phase 2
Phase 2a
Phase 2a

IPI-145: First PI3K- , Inhibitor in Clinical Development

IPI-145: First- and Best-in-Class Potential
Profile:
Therapeutic Focus:
Intellectual Property:
Commercial Rights:

• Dual development path in hematologic malignancies and inflammation
• Composition patent issued in U.S.; pending broadly ex-U.S.
• U.S. patent expiry: 2030, excluding patent term extension
• Global rights to IPI-145
• Potent oral PI3K- inhibitor

IPI-145 Targets PI3K- and PI3K-
• Insulin signaling
• Mutated in solid tumors
PI3K-
• Platelet activation
• Insulin signaling
• Neutrophil function
• Solid tumors
PI3K-
• Mast cell activation
• Innate immune function
• Immune cell trafficking (chemokines)
• Solid tumors
PI3K-
• B-cell activation and function
• T-cell activation and function
• Fc receptor signaling in mast cells
PI3K-

Ali et
al.,
J Immunol 2008; Ferrandi et al.,
JPET,
2007; Fruman, D., Current Opinion in
Immunology,
2004; Hirsch et al., Journal of
Endocrinology,
2007; Kulkarni et al., Sci Signaling 2011; Ni et al., Cancer
Disc,
2012; Schmid et al., Cancer
Cell,
2011

IPI-145: A Potent PI3K       Inhibitor
PI3K-
PI3K-
PI3K-ß PI3K-a
k
off
(h
-1
) 0.9 3.0 15.5 > 1800
k
on
(10
6
M
-1
s
-1
) 15.2 3.4 2.7 4.2
t
1/2
(min) 46 14 2.7 0.1
K
i
=(k
off
/k
on
) 23 pM 243 pM 1,564 pM 25,900 pM

Palombella. New York Academy of Sciences 2012.

IPI-145 Inhibits B-cell and T-cell Proliferation
Functional Cellular Activity IPI-145 (EC
50
)
Murine B-cell proliferation 0.5 nM
Human B-cell proliferation 0.5 nM
Human T-cell proliferation 9.5 nM
Human B-cell proliferation                                    Human T-cell proliferation
Anti-IgM and anti-CD40 stimulation Concanavalin A stimulation

Palombella. New York Academy of Sciences 2012.

IPI-145: First-in-Class Opportunity in Inflammatory Diseases

Completed Phase 1 Trial in Healthy Subjects
• Phase 1 single ascending and multiple ascending dose study completed
– Proportional increase in plasma exposure with increased dose
–
Rapid, dose dependent, and durable inhibition of ex vivo basophil activation at all dose levels
– Well tolerated
• Abstracts submitted for data presentation at American College of
Rheumatology Annual Scientific Meeting in Washington, D.C. in
November

1
June 27, 2012 Infinity press release; ClinicalTrials.gov NCT01549106.
1

Initiated Phase 2a Trial in Asthma
• Double-blind, randomized, placebo-controlled, crossover study
• Approximately 30 subjects with mild, allergic asthma
• Multiple-dose study designed to evaluate safety, PK, and activity
– Efficacy endpoints include FEV
1
, markers of inflammation
and airway hyperresponsiveness

~30 subjects
IPI-145
Placebo
IPI-145
Placebo
14 Days
14 Days 7-12 Day Washout
ClinicalTrials.gov NCT01653756.
R

IPI-145 Inhibits Leukocyte Migration in
Preclinical Allergic Asthma Model
*p <0.05 compared to vehicle

0.1 mg/kg
IPI-145
0.3 mg/kg
IPI-145
1.0 mg/kg
IPI-145
10 mg/kg
IPI-145
Palombella. New York Academy of Sciences 2012.
0
250
500
750
Vehicle 10 mg/kg
Dexamethasone

Planning Phase 2a Trial in RA
• Phase 2a expected to begin in 4Q’12
– Double-blind, randomized, placebo-controlled
– Designed to evaluate safety and activity of multiple doses of IPI-145

~150 patients
Multiple doses of IPI-145
Placebo
R

IPI-145 Demonstrates Dose-Dependent Effect in
Preclinical Model of Collagen Induced Arthritis
n=4/
n=8/Treatment Group
Vehicle
0.1 mg/kg IPI-145 (*day 14)
0.5 mg/kg IPI-145 (*day 13-17)
5.0 mg/kg IPI-145 (*day 12-17)
10.0 mg/kg etanercept (*day 12-17)
10.0 mg/kg IPI-145 (*day 12-17)
Normal control (*day 11-17)
*p
0.05

Palombella. New York Academy of Sciences 2012.
Normal Controls

IPI-145: First- and Best-in-Class Opportunities in Hematologic Malignancies

Phase 1 Dose Escalation Trial in Advanced
Hematologic Malignancies

Dose-escalation observations
• Confirmed investigator assessments of clinical response at the
• Generally well tolerated to date
• Expect to present data at a medical meeting in 2H’12
1
July 18, 2012 Infinity press release; ClinicalTrials.gov NCT01476657.
25 mg BID expansion
• Chronic lymphocytic leukemia
• Indolent non-Hodgkin’s lymphoma
• Mantle cell lymphoma
Ongoing
Dose escalation
Cohort expansions at MTD
• Diffuse large B-cell lymphoma
• T-cell lymphomas
• Acute lymphocytic leukemia
• Myeloproliferative neoplasms
1
lowest dose levels, including 15 mg BID and less 1

Phase 1 Dose Escalation Trial in Advanced
Hematologic Malignancies
Ongoing
Dose escalation

Byrd et al, ASCO 2012; Fowler et al, ASH 2010; Furman et al, ASCO 2012; Furman et al, ASCO 2010; Jaglowski, et al, ASCO 2012; Kahl et al ASH 2010;
O’Brien et al, ASCO 2012; O’Brien et al, ASH 2011; Sharman et al, ASH 2011; Staudt et al, ASH 2011; de Vos et al, ASH 2011; Wang et al, ASH 2011.
Malignancy
Chronic lymphocytic leukemia
Indolent non-Hodgkin’s lymphoma
Mantle cell lymphoma
Observed Clinical Activity
PI3K- inhibitor BTK inhibitor
+ +
+ +
+ +
+/-
+/-
+
25 mg BID expansion
•
Chronic lymphocytic leukemia
•
Indolent non-Hodgkin’s lymphoma
•
Mantle cell lymphoma
Cohort expansions at MTD
•
Diffuse large B-cell lymphoma
•
T-cell lymphomas
•
Acute lymphocytic leukemia
• Myeloproliferative neoplasms

Phase 1 Dose Escalation Trial in Advanced
Hematologic Malignancies

1 BTK not expressed in T-cells
Furman et al ASCO 2010; Staudt et al ASH 2011.
Ongoing
Dose escalation
• Diffuse large B-cell lymphoma
• T-cell lymphomas
• Acute lymphocytic leukemia
• Myeloproliferative neoplasms
25 mg BID expansion
• Chronic lymphocytic leukemia
• Indolent non-Hodgkin’s lymphoma
• Mantle cell lymphoma
Malignancy
Observed Clinical Activity
PI3K- inhibitor BTK inhibitor
Diffuse large B- cell lymphoma
Not explored
Not explored
Acute lymphocytic leukemia
Not explored
Myeloproliferative neoplasms
Not explored Not explored
T-cell lymphomas
+
(10 pts)
-
Not explored
1
Cohort expansions at MTD

PI3K Franchise: Potentially First-in-Class
and Best-in-Class Opportunities
RA
2
5.2M
Other
Multiple Large Opportunities
Heme
Malignancies
>600,000
Severe Asthma
3
7.1M
1
1 Decision Resources, Non-
Hodgkin’s Lymphoma, Apr 2011.
2 Decision Resources Immune and
Inflammatory Disorders Study –
Rheumatoid Arthritis, May 2012.
3 Decision Resources Immune and
Inflammatory Disorders Study –
Asthma Dec 2011.
Prevalence in G7 regions: US, UK,
IT, DE, ES, FR, JP.

Retaspimycin HCl (IPI-504): Potent, Selective Inhibitor of Heat Shock Protein 90 (Hsp90)

Retaspimycin HCl: Addressing Unmet Need
in NSCLC
Profile:
Therapeutic Focus:
Intellectual Property:
Commercial Rights:

• Selective and potent Hsp90 inhibitor
• Non-small cell lung cancer (NSCLC), with robust biomarker strategy
• Composition and methods patents issued broadly worldwide
• U.S. patent expiry: 2025, excluding patent term extension
• Global rights to retaspimycin HCl

Hsp90 Plays an Important Role in Cancer
Cell Survival
Function of Hsp90
• Chaperone necessary for stability
and function, to maintain protein
homeostasis
Function of Hsp90 in Cancer Cells
• Many oncoproteins are hyper-
dependent on Hsp90 for function
• Hsp90 is elevated in cancer cells
and buffers cancer specific stress
ATP
Retaspimycin HCl
Oncoprotein
Hsp90

Phase 2 Trial in NSCLC Patients with a
Smoking History
• Randomized, double-blind, placebo-controlled trial
• Anticipate enrollment completion Fall 2012 and data 1H’13

ClinicalTrials.gov NCT01362400.
Smokers
w/ 2
nd
- or 3
rd
-line
NSCLC
(docetaxel naïve)
N = ~210
R
Docetaxel +
Retaspimycin HCl
(N = ~105)
Follow-up for OS
Docetaxel +
placebo
(N = ~105)
Follow-up for OS
– Co-primary endpoints: Overall survival in total population and squamous cell
– Secondary endpoints: Predictive biomarkers, progression free survival, overall response rate

Phase 1b Trial: Clinically Active in
Combination with Docetaxel

• Partial response in 6 patients
(ORR = 26%)
• Stable disease in 7 patients
• Well tolerated
– No unexpected or overlapping
toxicities
– No dose reductions or
discontinuations due to liver
function tests
– No significant visual
disturbances
Riely et al., ASCO 2011.
PR
PR
PR
PR
PR
PR
Patients (N = 20)

Phase 1b Trial: Responses Observed in
Patients with Historically Poor Prognoses

*Hanna et al, J Clin Oncol, 22:1589-97.
Riely et al., ASCO 2011.
8%
26%
33%
43%
0%
10%
20%
30%
40%
50%
Historical 2nd-line
Docetaxel*
NSCLC patients in
trial (N=23)
Smokers (N=18) Squamous Cell
Carcinoma (N=7)
Patient Populations
Retaspimycin HCl Plus Docetaxel: Response Rate

Phase 1b/2 Trial in NSCLC Patients
with mKRAS
Determine
recommended
Phase 2 dose in
mKRAS NSCLC
• Small, open-label exploratory trial with option for expansion
– Neither drug active as single agent in these patients
– Primary efficacy endpoint: Response rate
• Topline data from dose-escalation portion of trial anticipated 2H’12
• Strong preclinical rationale: Evidence of substantial tumor regression in a
NSCLC model*
Expansion
Phase 1b Phase 2
ClinicalTrials.gov NCT01427946; *De Raedt et al., 2011; Cancer Cell 13;20(3):400-13.
Retaspimycin HCl
+ everolimus
(N = 12)
Retaspimycin HCl
+ everolimus
(N = additional 23)

Retaspimycin HCl: Significant Commercial
Potential
Current NSCLC market is ~ $4.0B and is projected to grow to $6.3B in 2019*
*Decision Resources NSCLC Pharmacor Report, March 2011. G7 regions: US, UK, IT, DE, ES, FR, JP
Roberts et al., 2010; J Clin Oncol 28(31):4769-4777.  Janjigian et al., 2010; Cancer
116(3):670-675.

Patient
Population
% of Overall
NSCLC
Population
Number of
Patients
Number of
Stage IIIb/IV
Patients
Heavy smokers 70%
~291,000 ~180,000
Squamous cell 35%
~145,000 ~90,000
KRAS mutant 30%
~125,000 ~80,000

2012 Financial Highlights
• $104.6M in cash as of June 30, 2012 (unaudited)
– Net proceeds of approximately $83M from public equity offering
– Anticipate additional $27.5M in cash from planned sale of equity to Purdue
1
• Cash runway into 2014*

1
Subject to Hart-Scott-Rodino clearance and satisfaction of other closing conditions.
*
Includes proceeds from equity offering and planned $27.5M equity investment by Purdue, exclusive of additional funding or business development activities and based on Infinity’s current operating plans.

Pipeline with Multiple Near-Term Data
Readouts

PI3K: IPI-145
NSCLC (mKRAS)
Hematologic Malignancies
2012 2013
2014+
Hsp90: Retaspimycin HCl
Rheumatoid arthritis
Randomized, double-blind, placebo-controlled trial
Next step and approximate timing, if data are positive.
Phase 3
Phase 3
Expansions >>> Phase 2
Phase 2
Phase 2
1H’12 1H’13 2H’13 2H’12
Asthma
Phase 1b/2
Data
Phase 1
Phase 2a
Phase 2a
Data
Data
Phase 2
NSCLC (Heavy smokers)

Building a Fully Integrated Biopharmaceutical Company August 14, 2012

Third Party Obligations

Millennium
• Up to $21M remaining in pre-NDA filing milestones for two distinct product candidates
•
•
Royalties on net sales of IPI-145 ranging from single- to low-double digits
•
•
For next-generation PI3K inhibitors
•
– Milestones and royalties, possible co-development and co-commercial rights on certain products in U.S. only
Mundipharma/Purdue
• Infinity pays 4% aggregate royalty on worldwide net sales, until $260M in royalties is paid
•
•
Thereafter, INFI pays 1% royalty on U.S. net sales
•
•
Applies to PI3K, FAAH and early discovery programs
Astra Zeneca
INFI pays single-digit royalty on worldwide net sales of retaspimycin HCl